ESSA Bancorp

Cash Acquisition of Eagle National Bancorp, Inc.

Upper Darby, Pennsylvania

Franchise Expansion Into Southeastern Pennsylvania

July 28, 2015

INVESTOR PRESENTATION Exhibit 99.2

Forward Looking Statement Disclosure
Certain statements contained herein are “forward-looking statements” with the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-
looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,”
“continue,” or similar terms or variations on those terms, or the negative of those terms.  Forward-
looking statements involve certain risks and uncertainties.  Actual results may differ materially from such forward-looking statements.  Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following:  failure to obtain shareholder or regulatory approval for the merger of EN Bancorp with ESSA Bancorp or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe;
delays in closing the Merger; reaction to the Merger by EN Bancorp’s customers and employees; the diversion of management’s time on issues relating to the Merger; the inability to realize expected cost savings and synergies from the Merger of EN Bancorp with ESSA Bancorp in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in ESSA Bancorp’s or EN
Bancorp’s operations or earnings; the inability to retain EN Bancorp’s customers and employees; or a decline in the economy, mainly in Pennsylvania, as well as the risk factors set forth in ESSA Bancorp’s
Annual Report on Form 10-K for the year ended September 30, 2014.
Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date made.
We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Transaction Rationale
Business
and
Operational
Considerations
•
Provides an entrance into a nearby market in the Philadelphia metropolitan area with a larger business and population base and good growth trends
•
Eagle Bank has successfully improved credit quality since 2011 such that
NPAs/Assets have diminished to less than 2%
New credit administration and employment of seasoned commercial lenders will ensure future credit quality
•
Strong platform into commercial real estate and commercial lending:
Personnel, processes and systems
New commercial lending team gaining traction
The acquired commercial lending platform will have an enhanced ability to manage larger commercial accounts
SBA Preferred Lender
Physicians National Bank division has been re-launched to service the health care professional market

Transaction Rationale
Financial Considerations
•
Immediately accretive to earnings (excluding transaction expenses)
Projected earnings per share accretion is 19% when cost saves are fully realized
Cost savings are expected to be achieved within one year following the closing of the transaction
•
Results in limited tangible book value dilution per share of approximately 3.8%
•
Pro forma tangible capital-to-tangible assets ratio is 8.9%
•
Relatively short tangible book value dilution earn-back period of approximately three years on estimated incremental earnings:
Enhances both return on assets and return on equity
Earnings enhanced by cost savings estimated to approximate $2.4 million on a pre-tax fully phased-in basis or 36% of annual operating expenses

Loan Portfolio Composition
0.2%
1.6%
14.0%
16.4%
12.9%
55.0%
Construction/Land
1-4 Family First Mtg
Home Equity
Commercial Real Estate
Commerical & Industrial
Consumer

Deposit Portfolio Composition
25.7%
24.1%
5.0%
3.8%
41.4%
Non-Interest Bearing Checking
Interest Bearing Checking
Savings
Money Market
Certficates of Deposit

ESSA Bancorp

Eagle National Bank
Loan and Deposit Composition
Source:  Call reports filed with the FDIC as of June 30, 2015.
•
Commercial mortgage and non-mortgage loans comprise 69.0% of total loans
•
Checking accounts are 29.1% of total deposits

Entry Into Attractive Southeastern Pennsylvania Markets
•
Entrance into attractive southeastern Pennsylvania markets with a branch presence in Chester, Delaware and Montgomery Counties
Presence in suburban Philadelphia provides access to a vibrant business lending market
Philadelphia is the sixth largest metropolitan area in the U.S. with an attractive consumer banking environment
Provides access to larger growing markets whose residents possess high income levels
Population
Per Capita Income
Source:  SNL Financial, LC.
6
Actual
Est.
Projected
2010
2015
2020
2010-2015
2015-2020
(%)
(%)
Population (000)
Pennsylvania
12,702
12,795
12,896
0.1%
0.2%
ESSA Bancorp's Current Markets
Lackawanna, PA
214
213
213
-0.1%
0.0%
Lehigh, PA
349
357
362
0.4%
0.3%
Luzerne, PA
321
319
318
-0.1%
-0.1%
Monroe, PA
170
165
162
-0.5%
-0.4%
Northampton, PA
298
301
304
0.2%
0.2%
Eagle National Bancorp Markets
Chester, PA
499
514
527
0.6%
0.5%
Delaware, PA
559
564
570
0.2%
0.2%
Montgomery, PA
800
818
833
0.4%
0.4%
Year
Growth Rate
Est.
Projected
2015
2020
2015-2020
(%)
Per Capita Income ($)
Pennsylvania
$29,729
$32,477
1.8%
ESSA Bancorp's Current Markets
Lackawanna, PA
26,420
29,100
2.0%
Lehigh, PA
27,503
28,519
0.7%
Luzerne, PA
26,189
29,155
2.2%
Monroe, PA
26,193
28,028
1.4%
Northampton, PA
29,414
30,817
0.9%
Eagle National Bancorp Markets
Chester, PA
42,012
43,454
0.7%
Delaware, PA
33,502
34,999
0.9%
Montgomery, PA
42,744
46,360
1.6%
Growth Rate
Year

Auburn Center
Poughkeepsie
Canton
Monticello
Plattekill
Tunkhannock
Scott
Carbondale
Cherry Mills
Beacon
Hawley
Middletown
Scranton
Jefferson Valley
Back Mountain
Goshen
Port Jervis
Wilkes-Barre
Nanticoke
Sussex
Bridg
Mahwah Township
New City
Mt. Pocono
Pocono Mountains
Newton
Milton
Bloomsburg
Freeland
Stroudsburg
White Plains
Paterson
Yonkers
Catawissa
Hazleton
Mount Bethel
Hopatcong
Sunbury
Hackensack
Lehighton
Newark
Shamokin
New York
Pottsville
Easton
Allentown
Plainfield
Bayonne
Freeport
Lykens
Bethlehem
Edison
Hamburg
New Brunswick
Kutztown
Quakertown
Sayreville
East Brunswick
Lebanon
Reading
Ewing
Harrisburg
Pottstown
Trenton
Long Branch
Warminster
Ephrata
Mt. Joy
Phoenixville
Norristown
Levittown
Lakewood
Lancaster
York
Drexel Hill
Philadelphia
Toms River
Red Lion
New Providence
Chester
Camden
Fairview
Forked River
New Freedom
Wilmington
Newark
Hammonton
Elkton
Salem
Bel Air
Edgewood
Middletown
Bridgeton
bing
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ESSA Bancorp

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